                                                                    EXHIBIT 10.5


                     ASSIGNMENT AND ASSUMPTION OF SUBLEASE

                                440 Clyde Avenue
                           Mountain View, California


     THIS ASSIGNMENT AND ASSUMPTION OF SUBLEASE (this "Assignment") is made and entered into on January 31, 1999, by and between QUICKTURN DESIGN SYSTEMS, INC., a Delaware Corporation ("Quickturn"), and ilicon, INC., a California corporation ("ilicon").

                                   RECITALS:

     A. ilicon and Quickturn are parties to (1) a Standard Industrial/ Commercial Single-Tenant Lease-Net with First Addendum and Second Addendum dated March 17, 1993, pursuant to which ilicon, as Lessor, leased to Quickturn, as Lessee, and Quickturn leased from ilicon, a portion of the real property commonly known as 440 Clyde Avenue, Mountain View, California, consisting of the first floor of the two story building and the one story building located at 440 Clyde Avenue, Mountain View, California, and (2) a Standard Industrial/ Commercial Single-Tenant Lease-Net with First Addendum and Second Addendum dated March 17, 1993, pursuant to which ilicon, as Lessor, leased to Quickturn, as Lessee, and Quickturn leased from ilicon, a portion of the real property commonly known as 440 Clyde Avenue, Mountain View, California, consisting of the second floor of the two story building located at 440 Clyde Avenue, Mountain View, California. Said Leases are referred to herein as the "440 Clyde Avenue Leases." The two story building and the one story building at 440 Clyde Avenue, Mountain View, California are referred to herein as the "440 Clyde Avenue Premises."

     B. Quickturn has subleased the 440 Clyde Avenue Premises to Marimba, Inc., a Delaware corporation ("Marimba") pursuant to a Sublease dated September 26, 1997 between Quickturn, as Sublessor, and Marimba, as Sublessee (the "Marimba Sublease"). A true and complete copy of the Marimba Sublease and all amendments thereto is attached hereto as Exhibit "A."

     C. ilicon and Quickturn are parties to an Agreement Terminating Leases dated as of January 15, 1999 (the "Termination Agreement") pursuant to which ilicon and Quickturn have agreed to a mutual termination of the 440 Clyde Avenue Leases and the Lease of 441 Logue Avenue effective as of 11:59 p.m. on January 31, 1999, subject to the conditions precedent set forth therein. ilicon has elected to continue the Marimba Sublease in effect as a direct lease between ilicon and Marimba following the termination of the 440 Clyde Avenue Leases.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment and Assumption of Marimba Sublease. Quickturn hereby assigns to ilicon all of Quickturn's right, title and interest in, to and under the Marimba Sublease effective as of 11:59 p.m. on January 31, 1999 (the "Effective Date"), and ilicon hereby accepts such assignment and agrees to perform all of the covenants, agreements, and obligations of Quickturn, as Sublessor, under the Marimba Sublease from and after the Effective Date. Quickturn agrees that ilicon shall collect the installment of rent and other charges for the month of February 1999 payable by Marimba as the Sublessee under the Marimba Sublease and all subsequent installments of rent and other charges payable by Marimba. Quickturn hereby represents and warrants to ilicon that the Marimba Sublease is in full force and effect and that Quickturn has neither given nor received any notice of default thereunder. Quickturn shall deliver to ilicon concurrently with the execution and delivery of this Assignment the original fully executed copy of the Marimba Sublease.

     2. Conditions Precedent. This Assignment is subject to the satisfaction, prior to January 31, 1999, of the conditions precedent set forth in Paragraph 2 of the Termination Agreement. If said conditions precedent are not satisfied prior to January 31, 1999, this Assignment shall be null and void and of no force or effect.

     3. Further Assurances. Each party hereto agrees to execute and deliver to the other party such further documents or instruments as may be necessary or appropriate in order to carry out the intentions of the parties as contained in this Assignment.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.






                                                 "Quickturn"



                                                 QUICKTURN DESIGN SYSTEMS, INC.,
                                                 a Delaware corporation



                                                 By:  /s/  RAYMOND OSTBY
                                                    ----------------------------

                                                 Its: Vice President
                                                     ---------------------------




                                                 "ilicon"


                                                 ILICON, INC.,
                                                 a California corporation


                                                 By:  /s/  DAVID FLETCHER
                                                    ----------------------------
                                                      Its Attorney in Fact

                                                                    ATTACHMENT A

                                    SUBLEASE



1. PARTIES. This Sublease is made and effective this 26th day of September, 1997 ("Effective Date") by and between Quickturn Design Systems, Inc., a Delaware corporation ("Sublessor"), and Marimba, Inc., a Delaware corporation ("Sublessee").

2. PREMISES. Sublessor hereby leases to Sublessee and Sublessee hereby subleases from Sublessor for the Term (as defined below in Section 3), at the Rent set forth in Section 4 below, and upon all of the conditions set forth herein, that certain property situated in the County of Santa Clara, State of California, commonly known as 440 Clyde Avenue, Mountain View, CA 94040 and described as two (2) joined buildings consisting of approximately Thirty Five Thousand Two Hundred Seventy Three (35,273) rentable square feet and Twelve Thousand Two Hundred (12,200) rentable square feet, respectively, for a total of approximately Forty Seven Thousand Four Hundred Seventy Three (47,473) rentable square feet. (See attached Exhibit A for further description.)

3.      TERM.

        3.1     TERM. The term of this Sublease shall be for approximately two
                (2) years and six (6) months (the "Term") commencing on or about November 1, 1997 ("Commencement Date") and ending on April 30, 2000, unless sooner terminated pursuant to any provision herein ("Termination Date").

        3.2 DELAY IN COMMENCEMENT. If for any reason Sublessor cannot deliver possession of the Premises to Sublessee on November 1, 1997, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term of this Sublease. Notwithstanding the foregoing, Sublessee shall not be obligated to pay rent until Sublessor tenders possession of the Premises to Sublessee. If Sublessor has not delivered possession of the Premises by January 1, 1998, Sublessee may, at its option, notify Sublessor in writing on or before January 10, 1998, that Sublessee intends to cancel this Sublease. In the event of such cancellation, the parties shall be discharged from all obligations hereunder.

        3.3 EARLY COMMENCEMENT. If Sublessee occupies the Premises prior to November 1, 1997, such occupancy shall be subject to all provisions of this Sublease, such occupancy shall not advance the Termination Date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4.      RENT; OPERATING EXPENSES AND REAL ESTATE TAXES.

        4.1 RENT FOR PREMISES. The Rent is calculated for the Premises as follows:

                11/1/1997 through 1/31/1999     $1.95/sq. foot/month NNN
                02/1/1999 through 4/30/2000     $2.00/sq. foot/month NNN

        Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of Ninety Two Thousand Five Hundred Seventy Two and 35/100 Dollars ($92,572.35), in advance, on the first day of each month for months 1 through 15 of the Term and Ninety Four Thousand Nine Hundred Forty Six and 00/100 Dollars ($94,946.00), in advance, on the first day of each month for months 16 through 30 of the Term (collectively, the "Rent"). Sublessee shall pay to Sublessor on the Effective Date the sum of $92,572.35 as payment for the first month's Rent. Sublessor shall apply any partial Rent payments made by Sublessee on a pro rata basis toward the monthly Rent then due. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

        4.2 OPERATING EXPENSES; REAL ESTATE TAXES. This Sublease is a "triple net" or "NNN" sublease and Sublessee shall be responsible for paying directly for services such as utilities, janitorial costs, all operating expenses and annual increases (including without limitation building and common area maintenance such as parking, landscaping and lighting), costs of insurance, repairs, operations and real property taxes. Sublessee shall have the right to verify all operating expenses.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor on the Effective Date an amount equal to two (2) months Rent at the rate of Ninety Four Thousand Nine Hundred Forty Six and 00/100 Dollars ($94,946.00) per month, for a sum total of One Hundred Eighty Nine Eight Hundred Ninety Two and 00/100 Dollars ($189,892.00), as security for Sublessee's faithful performance of its obligations hereunder (the "Security Deposit"). If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of the Security Deposit, Sublessee shall, within ten (10) days after its receipt of Sublessor's written demand, deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to the full amount set forth above. Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts. If Sublessee performs all of its obligations hereunder, following the Termination Date and after Sublessee has vacated the Premises, Sublessor shall return the Security Deposit (or the portion thereof which has not been applied by Sublessor) to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest in the Sublease). No trust relationship is created herein between Sublessor and Sublessee with respect to the Security Deposit. No payment of interest or other incremental charge shall be payable to Sublessee for Sublessor's use of the Security Deposit.

6.      USE.

        6.1 USE. The Premises shall be used and occupied by Sublessee only for research and development, office administration, storage and other legal uses approved by the City of Mountain View.

        6.2     COMPLIANCE WITH LAW.

                (a) SUBLESSOR'S WARRANTY RE COMPLIANCE. As of the Commencement Date, Sublessor warrants to Sublessee that, to the best of Sublessor's knowledge and without independent investigation, the Premises, in their existing state, do not violate any applicable building code regulation or ordinance; provided, however, Sublessor's warranty is given without regard to the use for which Sublessee intends to use the Premises. Sublessor shall rectify promptly, at its sole cost and expense, any violation of such warranty, after written notice from Sublessee. Notwithstanding the foregoing, the Premises may not meet all requirements of the Americans with Disabilities Act ("ADA") and Sublessor makes no warranty nor assumes any liability with respect to ADA compliance. It shall be conclusively deemed that no violation of Sublessor's warranty existed unless written notice to the contrary is received by Sublessor prior to the first anniversary of the Commencement Date.

                (b) SUBLESSEE'S COMPLIANCE. Except as provided in Section 6.2(a), Sublessee shall, at its sole expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term regulating Sublessee's use of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to (i) create waste or a nuisance; or (ii) to disturb other tenants of the Premises, if there are multiple tenants in the building containing the Premises.

        6.3     CONDITION OF PREMISES; IMPROVEMENTS.

                (a) "AS IS" CONDITION OF PREMISES. Sublessor shall provide Sublessee with sufficient opportunity to conduct its own review of all operating systems prior to the Commencement Date. Sublessor makes no representation or gives no warranty with respect to the condition of such operating systems. Except as expressly provided in Section 6.2(a) and this Section 6.3, Sublessee hereby accepts (a) the Premises "AS IS" in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises; (b) this Sublease subject thereto; and (c) all matters disclosed thereby and in any exhibits attached to this Sublease. Notwithstanding the foregoing, prior to the Commencement Date Sublessor shall clean the carpets and floors at the Premises and replace defective ceiling tiles and light bulbs. All other improvements shall be at Sublessee's sole expense. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

                (b) IMPROVEMENTS BY SUBLESSEE. Sublessee shall have the right to modify the building interiors of the Premises with Sublessor's and Master Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, subject to the appropriate provisions of the Master Lease. To the best of Sublessor's knowledge, there are no permit violations of existing building improvements.

        6.4 SUBLESSEE'S INDEMNIFICATION RE HAZARDOUS SUBSTANCES. Sublessee shall indemnify, defend and hold Sublessor and Master Lessor, and each of their agents, employees and lenders, harmless from and against any and all losses, costs, claims, damages, liabilities and causes of action (including attorney's fees and costs and consultants' fees) arising out of or in any way connected with any hazardous substance located on the Premises immediately subsequent to the Commencement Date or any subsequent presence of hazardous substances on or about the Premises, including the soils and ground waters thereof, caused or permitted by Sublessee. Sublessee's obligations under this provision shall survive the expiration or termination of the Sublease.

        6.5 SUBLESSOR'S INDEMNIFICATION RE HAZARDOUS SUBSTANCES. Sublessor shall indemnify, defend and hold Sublessee and Master Lessor, and each of their agents, employees and lenders, harmless from and against any and all losses, costs, claims, damages, liabilities and causes of action (including attorney's fees and costs and consultants' fees) arising out of or in any way connected with any hazardous substance brought onto the Premises by or for Sublessor in violation of any Applicable Law prior to the Commencement Date. Sublessor's obligations under this provision shall survive the expiration or termination of the Sublease.

7.      MASTER LEASE.

        7.1     MASTER LEASES; CONFLICTS; DEFINITIONS.

                (a) MASTER LEASES. Sublessor is the lessee of the Premises by virtue of two leases by and between Sublessor and MV440, Inc. ("Master Lessor"). The lease for the first floor of the two-story building consisting of approximately 17,637 square feet and the single story building consisting of approximately 12,200 square feet (for a total of 29,837 square feet) is dated March 17, 1993, as amended by those certain Addenda No. 1 and No. 2 to Master Lease dated March 17, 1993 (collectively the "First Floor Master Lease"), a copy of which is attached hereto as Exhibit B-1 and incorporated herein by reference. The lease for the second floor of the two-story building consisting of approximately 17,636 square feet is dated March 17, 1993, as amended by those certain Addenda No. 1 and No. 2 to Master Lease dated March 17, 1993 (collectively, the "Second Floor Master Lease"), a copy of which is attached hereto as Exhibit B-2 and incorporated herein by reference. The First Floor Master Lease and the Second Floor Master Lease shall be referred to collectively herein as the "Master Lease."

                (b) CONFLICTS. This Sublease is and shall be at all times subject and subordinate to the Master Lease. The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are expressly changed by this Sublease. In the event of any conflict between the terms of this Sublease and the terms of the Master Lease, as between Sublessor and Sublessee the terms of this Sublease shall control over the Master Lease. In the event of any conflict between the terms of this Sublease and the terms of the Master Lease, as between Master Lessor and Sublessor the terms of the Master Lease shall control over the Sublease.

                (c) DEFINITIONS. The term "Lessor" in the Master Lease shall be deemed in this Sublease to refer to the "Sublessor." The term "Lessee" in the Master Lease shall be deemed in this Sublease to refer to the "Sublessee." Any capitalized terms not defined in this Sublease shall have the meaning ascribed to them by the Master Lease.

        7.2 SUBLESSEE'S ASSUMPTION OF OBLIGATIONS. During the Term and for all periods subsequent with respect to obligations which have arisen prior to the Termination Date, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease ("Sublessee's Assumed Obligations"). Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorney's fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations. Notwithstanding the foregoing, Sublessee does not assume any obligations for removal of alterations made by Sublessor prior to the Commencement Date, if such removal is required by Master Lessor at the end of the Lease Term.

        7.3 SUBLESSOR'S COMPLIANCE WITH MASTER LEASE. Sublessor represents to Sublessee that as of the Effective Date the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.      DEFAULT.

        8.1 DEFAULTS BY SUBLESSOR. Master Lessor agrees that unless and until Sublessor materially defaults on the Master Lease, Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor defaults in the performance of its obligations to Master Lessor, then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease; provided, however, Master Lessor agrees that it shall only be entitled to fifty percent (50%) of the Excess Rent. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with its obligations hereunder.

        8.2 SUBLESSEE'S PAYMENT TO MASTER LESSOR. Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary. Sublessor agrees that it shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

        8.3 NO MODIFICATIONS WITHOUT MASTER LESSOR'S CONSENT. No changes or modifications shall be made to this Sublease without the prior written consent of Master Lessor.

        8.4 AGREEMENT NOT TO EXERCISE OPTION TO EXTEND. Sublessor agrees not to exercise its option to extend the Lease. Sublessee agrees that it has no right to exercise the option to extend the Lease.

9.      CONSENT OF MASTER LESSOR TO SUBLEASE.

        9.1 CONSENT; SUBLESSOR'S OBLIGATION TO PAY COSTS. Sublessor and Sublessee agree to present this executed Sublease to Master Lessor for its written approval. Master Lessor's consent to this Sublease will not release Sublessor from its obligation to pay rent and perform and comply with all of its obligations under the Master Lease. Sublessor agrees that it shall be responsible to pay any and all real estate commissions associated with this Sublease as a cost of sublease. Sublessor also agrees as a cost of sublease to pay the reasonable costs and expenses of Master Lessor for its fees and costs (e.g., attorney's fees) associated with Master Lessor's review and approval of this Sublease.

        9.2 NO WAIVER. The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease. The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment. In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

        9.3 SUBLESSOR'S CONSENT TO ADDITIONAL SUBLETTING. Sublessor will not unreasonably withhold consent to any assignment or sub-sublease by Sublessee, subject to consent by Master Lessor.

        9.4 ATTORNMENT. In the event that Sublessor defaults in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor, in which case Sublessee shall attorn to Master Lessor and Sublessee shall perform all of the terms and conditions of this Sublease directly to Master Lessor, as if Sublessee and Master Lessor were Lessor and Lessee. In any event, Master Lessor shall allow Sublessee to cure any default by Sublessor within the applicable cure period after due notice to Sublessee of the default. In such event, Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option until the Termination Date. Notwithstanding the foregoing, Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall it be liable for any other defaults of the Sublessor under the Sublease. Sublessor and Sublessee acknowledge and agree that Rent due and payable to Master Lessor in the case of such Sublessor default, and Sublessee's attornment, shall be the Rent set forth in this Sublease, and not the Rent set forth in the Master Lease.

        9.5 MASTER LEASE IN GOOD STANDING. Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

        9.6 COPIES OF DEFAULT NOTICES TO SUBLESSEE. In the event that Sublessor defaults under its obligations to be performed under the Master Lease, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

        9.7 CAPITAL IMPROVEMENTS. Master Lessor agrees that any ADA upgrades or roof or HVAC replacement or extensive repairs to the Premises shall made subject to the Section 6, Expenses, Subsection C, Capital Leases and Capital Improvements, of the Second Addendum to Lease.

               IN WITNESS WHEREOF, the authorized representatives of each of the parties duly execute this Sublease in the County of Santa Clara, California, as of the date first written above.



SUBLESSOR:  QUICKTURN DESIGN SYSTEMS, INC.


By:
   -------------------------------

Title:
      ----------------------------

SUBLESSEE:  MARIMBA, INC.


By:
   -------------------------------

Title:
      ----------------------------

                      CONSENT TO SUBLEASE BY MASTER LESSOR



        The undersigned ("Master Lessor"), as owner of the real property on which the Premises are located and Lessor under the Master Lease, subject to the terms and conditions contained in this Consent, hereby consents to the foregoing Sublease between Quickturn Design Systems, Inc., a Delaware corporation ("Sublessor"), and Marimba, Inc., a Delaware corporation ("Sublessee"), but without thereby releasing Sublessor as Lessee under the Master Lease from any liability or obligation to Master Lessor under the Master Lease, and without waiving the provisions of the Master Lease which require Master Lessor's prior written consent to any subsequent assignment or subletting of the Premises or any portion thereof by Sublessor.

        Master Lessor expressly confirms and approves Paragraphs 9.5, 9.6, and
9.7 of the Sublease.

        DATED: September 30, 1997.

                                               MV 440, INC.,
                                               a California corporation


                                               By:
                                                  ------------------------------
                                                   Its: Attorney-In-Fact

                                    EXHIBIT A


                               [MAP OF PROPERTY]

                                                                    ATTACHMENT B

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)



1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, March 17, 1993, is made by and between MV 440, INC., a California corporation ("LESSOR") and QUICKTURN SYSTEMS. INC., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 440 Clyde Avenue, Mountain View, located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) that improved property referred to as 440 Clyde Avenue, also described as Santa Clara APN# 160-57-009, consisting of approximately 29,837 square feet of office/R&D space located in two buildings, First Floor (17,637 sq. ft.) of the two-story building and one 12,200 sq. ft., single story building ("PREMISES"). See Exhibit "A" attached hereto. (See Paragraph 2 for further provisions.)

        1.3 TERM: seven (7) years and zero (0) months ("ORIGINAL TERM") commencing May 1, 1993 ("COMMENCEMENT DATE"), and ending April 30, 2000 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: March 22, 1993 ("EARLY POSSESSION DATE") (See Paragraphs 3.2 and 3.3 for further provisions.)

        1.5 BASE RENT: $21,436.50 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing May 1, 1993. (See Paragraph 4 for further provisions.)

[ ]     If this box is checked, there are provisions in this Lease for the Base
Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $21,436.50 as Base Rent for the period May 1, 1993 through May 31, 1993

        1.7 SECURITY DEPOSIT: $50,000.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: Office, administration, research and development and all other uses legally permitted by the City of Mountain View. (See Paragraph 6 for further provisions.)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
Cornish & Carey Commercial represents

[X]   Lessor exclusively ("LESSOR'S BROKER");   [ ] both Lessor and Lessee, and
      Wayne Mascia Associates represents

[X]   Lessee exclusively ("LESSEE'S BROKER");   [ ] both Lessee and Lessor. (See
                                                    Paragraph 15 for further
                                                    provisions.)


        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 50 and a Second Addendum to Lease all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, roof and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      RENT.

        4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

        6.2 HAZARDOUS SUBSTANCES.

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control in violation of any Applicable Law. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1 LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of Paragraph 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),
7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for more than seven (7) years, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises) 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

        7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-quarter times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, content the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one quarter times the amount of such contested lien claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations, and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor only if Lessee has requested Lessor's decision on such removal in writing.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

        8.2 LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such later amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence or that of its agents, employees, invitees or contractors and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, contractors or invitees, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, tire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor.

9.      DAMAGE OR DESTRUCTION.

        9.1 DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits Involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefore. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate as of the date of the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE-UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of negligence or willful misconduct of Lessee. In the event, however, that the damage or destruction was caused by the negligence, or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds for adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. It Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified In Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

        9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

               (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be the equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36 which consent shall not be unreasonably withheld or delayed.

               (b) Deleted.

               (c) Deleted.

               (d) Deleted.

        12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

               (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

               (g) Deleted.

               (h) Deleted.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that unless a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) Deleted.

               (c) Any matter of thing requiring the consent of the sublessor under the sublease shall also require the consent of Lessor herein.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by either party in connection with a Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that either party may include the cost of such services and costs in said notice as due and payable to cure said Default. A "DEFAULT" is defined as a failure by either party to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following receipt or written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information, which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of twenty (20) days following receipt of written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors:
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not within sixty (60) days; provided; however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement given to Lessor by Lessee of any Guarantor of Lessee's obligations hereunder was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination: (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as It becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined In Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after receipt of notice from Lessor that such amount shall be due, then, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKERS FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.3 Deleted

        15.4 Deleted

        15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend, and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 It Lessor desires to finance, refinance. or sell the Premises any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of an other provision hereof.

19. INTEREST ON PAST-Due Obligations. Any monetary payment due Lessor hereunder other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Broker that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to the Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail with postage prepaid or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECTS; CHOICE OF LAW. This lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessee under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address has been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice, the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provision of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance ("NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that, upon written request from Lessor or a Lender or Lessee in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith only if a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to: provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     CONSENTS.

               (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for a Lessor consent pertaining to this Lease for the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

               (b) The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     GUARANTOR.

        37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessor under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

        37.2 It shall constitute a default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.     OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meanings: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 Deleted.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or review this Lease have been validly exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid, or
(iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

               (c) All rights of Lessee under the provision of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period that remain uncured.

40. MULTIPLE BUILDINGS. If the premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees, and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


        IF THIS LEASE HAS BEEN FILED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at Palo Alto                          Executed at Palo Alto
on March 17, 1993                              on March 17, 1993

by LESSOR:                                     by LESSEE:


MV 440, INC.,                                  QUICKTURN SYSTEMS, INC.
-------------------------------                -------------------------------

a California corporation                       a California corporation
-------------------------------                -------------------------------


By:                                            By:
-------------------------------                   ----------------------------
Name Printed:  William J. Hurwick              Name Printed: Dennis Favero

Title:                                         Title:       VP/CFO
      -------------------------                      -------------------------

NOTICES TO BE SENT TO:                         By: _____________________________
Name Printed: William J. Hurwick/WJH Group     Name Printed: ___________________
Title:   Cornish & Carey Commercial            Title: __________________________
Address: 400 Hamilton Avenue                   Address: ________________________
         Palo Alto, CA  94301                           ________________________

Tel. No. (415) 688-8550 Fax No. (415) 321-0719 Tel. No. (____) ________ Fax. No.
(___) _________

       ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                              DATED MARCH 17, 1993
                   BY AND BETWEEN MV 440, INC. ("LESSOR") AND
          QUICKTURN SYSTEMS, INC. ("LESSEE"), A CALIFORNIA CORPORATION



49. Payment of Direct           As additional rent during the term hereof,
    Expenses:                   Lessee shall pay to Lessor direct expenses
                                ("Direct Expenses") incurred by Lessor in the operation and maintenance of the Premises
                                (including all direct costs of management for the Project, which shall be fixed at $1,000.00 per month for the term of this Lease), real property taxes, insurance premiums, maintenance contracts for the repair and maintenance of the heating, ventilating and air-conditioning system and landscaping.

                                Lessor estimates that Direct Expenses for the Premises (including the costs of management for the Project applicable to the Premises) during the first calendar year of the Lease term hereunder will be the equivalent of $3,878.81 per month. Accordingly, during the first year of the Lease term, Lessee shall pay to Lessor $3,878.81 per month as additional rent attributable to Direct Expenses. At the commencement of each year of the term hereof, Lessor will notify Lessee of the monthly amount to be paid for Direct Expenses for that year. Lessee shall have the right to audit Lessor's books and records with respect to Direct Expenses within thirty (30) days after receipt from Lessor of the new calculation of Direct Expenses. If the audit discloses that an overpayment was required of Lessee, Lessor, as soon as reasonably practical, shall refund the excess amount overpaid by Lessee. If the audit discloses that Lessee has underpaid the Direct Expenses, Lessee shall pay the excess amount owing to Lessor as soon as reasonably practical.

50. Roof and HVAC               Lessor shall be responsible for all roof
    Warranty; Building          maintenance (other than maintenance needed due
    Systems:                    to Lessee's negligence) for the period from May
                                1, 1993 through April 30, 1994. Lessor also shall warrant the HVAC system to be in working order and be responsible for all parts/components replacement for the period from May 1, 1993 through April 30, 1994.
                                Notwithstanding the foregoing, as of the Commencement Date, the Premises shall be in broom-clean condition, and all utilities, HVAC systems, plumbing, electrical (including, without limitation, outlets and light fixtures) and fire and landscape sprinkler systems
                                ("Building Systems") shall be in good working order and repair.


Lessor's                                           Lessee's
Initials:  ____                                    Initials:  _____

                                                                    Attachment C

                            SECOND ADDENDUM TO LEASE



        THIS SECOND ADDENDUM TO LEASE ("Addendum") is dated for reference purposes only as of March 17, 1993, and is made between MV 440, INC., a California corporation ("Lessor") and QUICKTURN SYSTEMS, INC., a California corporation ("Lessee"), to be a part of that certain Standard Industrial/Commercial Single-Tenant Lease-Net of even date herewith between Lessor and Lessee (herein the "Lease Form") concerning 29,837 square feet of space (the "Premises") within two certain buildings ("Buildings") located at 440 Clyde Avenue, Mountain View, California.

        1. LESSEE IMPROVEMENTS: The parties acknowledge that, at Lessee's sole cost and expense, Lessee shall construct certain non-structural improvements (the "Lessee Improvements") described in plans and specifications previously approved by Lessor. The Lessee Improvements shall he constructed in accordance with the plans and specifications and in a good and workmanlike manner.

        2. ACCEPTANCE OF PREMISES: Notwithstanding anything to the contrary in the Lease, Lessee's acceptance of the Premises or Lessee's submission of a "punch list" to Lessor not later than sixty (60) days after the Commencement Date shall not be deemed a waiver of Lessee's right to have latent defects in the Premises (excluding the Lessee Improvements) repaired at Lessor's sole expense. Lessee shall give notice to Lessor whenever any latent defect (i.e., any defect that could not reasonably have been discovered by Lessee) becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable. Lessor also hereby assigns to Lessee all warranties with respect to the Premises which would reduce Lessee's maintenance obligations hereunder and shall cooperate with Lessee to enforce all such warranties.

        3. COMPLIANCE WITH LAWS: At the Commencement Date, the Premises and the project in which the Premises are located ("Project") shall conform to all underwriter's requirements and all rules, regulations, statutes, ordinances, laws and building codes (collectively "Applicable Laws") applicable thereto, including, without limitation, all Applicable Laws governing Hazardous Materials, as defined in the Lease. Lessee shall not be required to construct or to pay the cost of complying with any underwriters requirements or Applicable Laws requiring construction of improvements in the Premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated solely because of Lessee's particular use of the Premises. Lessor represents and warrants that, to the best of its knowledge, there are no covenants, conditions, restrictions or encumbrances ("CC&R's") affecting the Project.

        4. USE OF PREMISES: If the Premises should become not reasonably suitable for Lessee's use as a consequence of (i) cessation of utilities or other services; (ii) interference with access to the Premises; or (iii) legal restrictions, so long as items (i) through (iii) do not result from the fault of, or are beyond the control of, Lessor and Lessee, or the presence of any Hazardous Material which does not result from Lessee's use, storage or disposal of such Hazardous Material in or about the Premises, and in any of the foregoing cases the interference with Lessee's use of the Premises persists for one hundred twenty (120) continuous days, then Lessee shall be entitled to terminate this Lease.

        5. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Notwithstanding anything to the contrary in the Lease:

               A. If Lessor has not consented to Lessee's request to construct alterations, utility installations, additions and improvements ("Alterations") in the Premises within three (3) business days after the date of Lessee's written request therefor, Lessor shall be deemed to have consented to the Alteration.

               B. Lessor shall have no lien or other interest whatsoever in any item of Lessee's trade fixtures and personal property located in the Premises, and shall execute any document reasonably necessary to waive any lien or interest in Lessee's trade fixtures and personal property located at the Premises.

               C. Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any Alterations from the Premises upon termination of the Lease.

               D. Alterations and Lessee's trade fixtures, furniture, equipment and other personal property installed in the Premises ("Lessee's Property") shall at all times be and remain Lessee's Property, and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage caused by such removal.

        6. EXPENSES: Notwithstanding anything to the contrary in the Lease, in no event shall Lessee have any obligation to perform, to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, experts' fees, costs and expenses (collectively "Costs"):

               A. LOSSES CAUSED BY OTHERS, CONSTRUCTION DEFECTS AND FAILURE TO BUILD IN COMPLIANCE WITH LAW: Costs to correct any construction defect in the Premises (other than in the Lessee Improvements) or the Project, or Costs arising out of a failure to construct the Building or common areas in accordance with all Applicable Laws and private restrictions.

               B. CASUALTIES, CONDEMNATIONS AND INSURANCE COSTS: Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain or Costs for insurance coverage not customarily paid by tenants of similar projects in the vicinity of the Premises and/or co-insurance payments.

               C. CAPITAL LEASES AND CAPITAL IMPROVEMENTS: Lease payments and other Direct Expenses to acquire, install or replace capital machinery and equipment (such as air conditioners, elevators, and the like), and Costs which would properly be capitalized under generally accepted accounting principles and which relate to repairs, alterations, improvements, equipment and tools to the extent that Lessee's share of the total Cost of such capital item exceed (i) the reduction in other expenses payable by Lessee under the Lease which results from the capital repair or installation of the capital item; or (ii) in any year, the annual amortized cost of the item based on its useful life determined in accordance with generally accepted accounting principles.

               D. STRUCTURAL REPAIRS: Costs relating to the replacement of the structural elements of the Building and Project.

               E. REIMBURSABLE EXPENSES: Costs for which Lessor has a right of reimbursement from others or Costs which Lessee pays directly to a third person.

               F. RESERVES: Depreciation, amortization or other expense reserves.

               G. MORTGAGES: Interest, charges and fees incurred on debt, payments on mortgagees and rent under ground leases.

               H. HAZARDOUS MATERIALS: Costs incurred to investigate the presence of any Hazardous Material, Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Project or to remediate any Hazardous Material contamination and any judgments or other Costs incurred in connection with any Hazardous Material exposure or release, except to the extent the Cost is caused by the storage, use or disposal of the Hazardous Material in question by Lessee. (Lessee shall have no liability to Lessor or any of its officers, agents, partners or tenants as a consequence of the presence of Hazardous Materials in or about the Premises that were not used, stored, treated or disposed of in or about the Premises in violation of Applicable Law by Lessee or Lessee's agents, employees or contractors.)

               I. REAL ESTATE TAXES: Taxes, assessments, all other governmental levies, and any increases in the foregoing occasioned by or relating to a voluntary or involuntary change of ownership or other conveyance of the Premises.

        7. SURRENDER: Notwithstanding anything to the contrary in the Lease, Lessee's obligations to surrender the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the commencement of the Lease, except for ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Lessee in or about the Premises), and Alterations concerning which Lessor has not reserved the right to require removal, or if it has reserved the right the require removal, it does not elect to have Lessee remove from the Premises at the end of the term.

        8. INDEMNITY: Notwithstanding anything to the contrary in the Lease, Lessor shall not be released from, and shall indemnify, defend, protect, and hold harmless Lessee from, all damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Lessor or its employees, agents, contractors or invitees, Lessor's violation of Applicable Law, or a breach of Lessor's obligations or representations under this Lease.

        9. ASSIGNMENT AND SUBLETTING: Lessee may, without Lessor's prior written consent, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, franchise, division or corporation controlled or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization, or government action; or

(iii) a purchaser of substantially all of Lessee's assets located at the Premises, so long as the purchaser, at the time of the purchase, has a net worth substantially the same as that of Lessee as of the date of its execution of the Lease. For the purpose of the Lease, sale of Lessee's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

        10. RULES AND REGULATIONS: Lessor shall not require Lessee's compliance with any rule or regulation applicable to the Premises that unreasonably interferes with Lessee's use of the Premises or materially changes Lessee's rights under the Lease.

        11. DEFAULT AND LATE CHARGE: Notwithstanding anything to the contrary in the Lease, Lessee shall not be deemed to be in default, Lessor shall not be entitled to cure any breach by Lessee under the Lease, nor shall any late charge or interest be imposed, on account of (i) Lessee's failure to pay money to Lessor, unless Lessee's failure to pay continues for five (5) days after Lessee's actual receipt of written notice of delinquency; or (ii) Lessee's failure to perform any covenant of this Lease (other than a covenant to pay money to Lessor), unless Lessee's failure to perform such covenant continues after Lessee's actual receipt of written notice for a period of thirty (30) days or such longer time as may reasonably be required to cure the default. Further, Lessee shall not be in default of this Lease solely because (a) it abandons or vacates the Premises; or (b) as a consequence of the filing of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in the Lease or of Lessee's other assets or the exercise by any third party of any other remedy with respect to Lessee, Lessee's interest in this Lease or Lessee's other assets, unless the petition, receiver, attachment or other remedy is not discharged within sixty (60) days.

        12. LESSOR'S ENTRY: Notwithstanding anything to the contrary in the Lease, Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary, and Lessor and Lessor's agents shall be accompanied at all times by an employee of Lessor.

        13. APPROVALS: Whenever the Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval. consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

        14. REASONABLE EXPENDITURES: Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

        15. OPTION TO EXTEND: Notwithstanding anything to the contrary in the
Lease:

               A. GRANT OF OPTION: Lessor hereby grants to Lessee one option(s) (the "Option(s)" to extend the term of the Lease, each for an additional term five (5) years, commencing on May 1, 2000, upon the terms and conditions set forth in this Paragraph 15.

               B. EXERCISE OF OPTION: Lessee shall exercise such option by giving Lessor written notice of its intention not less than twelve (12) months prior to the expiration of the then-existing term of this Lease.

               C. EXTENDED TERM RENT: If this Option is exercised, the basic rent for the Premises shall be ninety-five percent (95%) of the then-current fair market monthly rent ("Fair Market Rent") for the Premises as of the commencement date of the applicable extended term, as determined by the agreement of the parties, or, if the parties cannot agree, then the Fair Market Rent shall be determined by three appraisers selected and governed by the Rules of the American Arbitration Association. All other terms and conditions contained in the Lease and this Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term.

               D. RESCISSION: Notwithstanding anything to the contrary contained in this paragraph, if the basic rent during the Option period is determined by appraisal and if Lessee does not, in its discretion, approve the rental amount established by such appraisal, Lessee may rescind its exercise of the Option not later than six (6) months prior to the last day of the Term by giving Lessor written notice of such election to rescind. If Lessee timely rescinds its exercise of the Option, then Lessee shall pay all costs and expenses of the appraisal.

        16. DAMAGE AND DESTRUCTION OF PREMISES: Notwithstanding anything to the contrary contained in the Lease:

               A. Lessor shall not have the right to terminate the Lease if damage to or destruction of the Premises or the building in which the Premises is located, or both, results from a casualty ordinarily covered by insurance required to be carried by Lessor under the Lease.

               B. In the event of damage to the Premises which is not required to be covered by insurance, and is not covered by insurance actually carried, Lessor shall not have the right to terminate the Lease (i) if the damage is relatively minor (e.g., repair or restoration would take fewer than sixty (60) days or it would cost less than ten percent (10%) of the replacement cost of the Premises) or (ii) if Lessee agrees to pay the cost of repair in excess of ten percent (10%) of the then replacement cost of the Premises.

               C. If the Premises are damaged by any peril ant Lessor does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then as soon as reasonably practicable, Lessor shall furnish Lessee with a written opinion of Lessor's architect or construction consultant as to when the restoration work required of Lessor may be completed. Lessee shall have the option to terminate the Lease in the event any of the following occurs, which option may be exercised by delivery to Lessor of a written notice of election to terminate within thirty (30) days after Lessee receives from Lessor the estimate of the time needed to complete such restoration: (i) the Premises, with reasonable diligence, cannot be fully repaired by Lessor within one hundred twenty (120) days after the damage or destruction; or (ii) if the Premises are damaged by any peril within twelve (12) months of the last day of term, and cannot be substantially restored within sixty (60) days after the date of such damage.

               D. If the Lease is not terminated by Lessor or Lessee as provided herein, Lesser shall restore the Premises and all tenant improvements installed by Lessor to the condition in which they existed immediately prior to the casualty.

        17. TAXES AND ASSESSMENTS: Notwithstanding anything to the contrary contained in the Lease, if any assessments are levied against the Project or Premises, Lessor may elect to either pay the assessment in full or allow the assessment to go to bond and pay it in installments. In either case, however, Lessee shall only be obligated to pay to Lessor with regard to such assessment, a sum equal to that which would have been payable by Lessee with respect to installments of principal and interest which would have become due during the Lease term had Lessor allowed the assessment to go to bond.

        18. LESSEE'S RIGHT TO BRING TAX PROCEEDING: Lessee shall have the right to contest, in good faith, the validity or the amount of any tax or assessment levied against the entire demised premises by such appellate or other proceedings as may be appropriate in the jurisdiction, and may defer payment of such obligation, pay same under protest, or take such steps as Lessee may deem appropriate. Lessor shall cooperate in the institution and prosecution of any such proceedings, including permitting the action to be brought in the name of the Lessor, and will execute any documents required therefor. The expense of such proceedings shall be borne by the Lessee and any refunds or rebates secured shall belong to the Lessee.

        19. LESSOR'S REPRESENTATIONS: To the best of Lessor's knowledge: (i) the Premises and the operations conducted thereon prior to the Commencement Date are in compliance with all Applicable Laws regarding Hazardous Materials; and (ii) handling, transportation, storage, treatment, disposal, release or use of Hazardous Materials that has occurred on or about the Premises or the Project or the soil, groundwater or surface water thereof prior to the Commencement Date have been in compliance with all Applicable Laws. Also to the best of Lessor's knowledge, no litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence or Hazardous Materials on or about the Premises or Project, or the soil, groundwater or surface water thereof, nor has Lessor received any notice of any violation or alleged violation of any Applicable Laws, pending claims or pending investigations with respect to the presence of Hazardous Materials on or about the Premises or Project, or the soil, groundwater or surface water thereof. Lessee, its agents, employees, contractors, officers, directors, shareholders, successors or assigns shall not be responsible for, and Lessor shall indemnify, defend with counsel reasonably acceptable to Lessee and hold Lessee harmless against, (i) any claim, remediation obligation, investigation obligation, liability, cause of action, penalty, attorneys' fee, consultants' cost, expense or damage owing or alleged to be owing with respect to any Hazardous Materials present on or about the Premises or the Project, or the soil, groundwater or surface water thereof; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present on or about the Premises or the Project, or the soil, groundwater or surface water thereof with respect to the Premises or the Project and caused by any source, including third parties, other than Lessee, prior the Commencement Date. Lessor's representations under this Paragraph shall survive the termination of the Lease.

        20. RECOGNITION: Lessor hereby represents that as of the date of both parties' execution of the Lease, there is no loan, mortgage, deed of trust or ground lease affecting the Premises or Project other than a first deed of trust in favor of Home Savings & Loan ("Lender"). As a condition to Lessee's obligations under this Lease, Lessor, within a reasonable period of time after the date of execution of this Lease by both parties, but in any event not later than ninety (90) days after that execution date, shall provide Lessee with a recognition and non-disturbance agreement, in form reasonably satisfactory to Lender, Lessor and Lessee, from Lender providing for recognition of Lessee's interests hereunder in the event of a foreclosure of Lender's security interest.

        21. CAPITAL IMPROVEMENTS: Any replacement or repair by Lessor of any items of a capital nature located within the Premises shall be of Substantially the same quality as the item to be repaired or replaced.

        22. EXCESS RENTS: Notwithstanding anything to the contrary in the Lease, if Lessee enters a permissible assignment or sublet pursuant to the Lease as amended by Paragraph 9 of this Second Addendum, Lessee shall deliver to Lessor fifty percent (50%) of any consideration payable to Lessee thereunder in excess of the Rent payable by Lessee under the Lease, after deducting therefrom all reasonable costs necessary to effect the assignment or sublet, including, without limitation, brokerage and attorneys' fees, advertising costs, redecorating costs, and the cost to Lessee of the installation of the Lessee Improvements in the Premises.

        23. EFFECT OF SECOND ADDENDUM: In the event of any inconsistency between this Second Addendum and/or the Exhibits hereto and the Lease Form, and any of the other addenda, riders, exhibits, rules, regulations, covenants, attachments, conditions, and restrictions referred to in the Lease Form and the Addendum, the terms of this Second Addendum and the Exhibits hereto shall prevail. As used herein, the term "Lease" shall mean the Lease Form, the Addendum, this Second Addendum and all addenda, riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.

LESSOR:                                        LESSEE:

MV 440, INC.,                                  QUICKTURN SYSTEMS, INC.
a California corporation                       a California corporation


By: /s/ William J. Hurwick                     By: /s/ Dennis Favero
   -------------------------------                ------------------------------
Printed                                        Printed
Name:  William J. Hurwick                      Name: Dennis Favero
     -----------------------------                  ----------------------------
Title:                                         Title: VP/CFO
      ----------------------------                   ---------------------------
Date:  3/17/93                                 Date:  3/17/93
     -------------------------------                ----------------------------

                                                                    Attachment D

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)



1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, March 17, 1993, is made by and between MV 440, INC,. a California corporation ("LESSOR") and QUICKTURN SYSTEMS. INC., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 440 Clyde Avenue, Mountain View, located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) that improved property referred to as 440 Clyde Avenue, also described as APN# 160-57-009, consisting of the second floor of a two-story building, which is approximately 17,636 square feet of office/R&D space ("PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: six (6) years and four (4) months ("ORIGINAL TERM") commencing January 1, 1994 ("COMMENCEMENT DATE"), and ending April 30, 2000 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: N/A ("Early Possession Date") (See Paragraphs 3.2 and 3.3 for further provisions.)

        1.5 BASE RENT: $12,663.50 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing January 1, 1994. (See Paragraph 4 for further provisions.)

[X]     If this box is checked, there are provisions in this Lease for the Base
Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: N/A

        1.7 SECURITY DEPOSIT: N/A ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: Office, administration, research and development and all other uses legally permitted by City of Mountain View. (See Paragraph 6 for further provisions.)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
Cornish & Carey Commercial represents

[X] Lessor exclusively ("LESSOR'S BROKER");   [ ] both LESSOR and LESSEE, and
    Wayne Mascia Associates represents

[X] Lessee exclusively ("LESSEE'S BROKER");   [ ] both LESSEE and LESSOR. (See
                                                  Paragraph 15 for further
                                                  provisions.)


        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 50 and a Second Addendum to Lease all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, roof and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      RENT.

        4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

        6.2 HAZARDOUS SUBSTANCES.

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control in violation of any Applicable Law. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

        7.1 LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of Paragraph 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),
7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for more than seven (7) years, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises) 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

        7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-quarter times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, content the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one quarter times the amount of such contested lien claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations, and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor only if Lessee has requested Lessor's decision on such removal in writing.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

        8.2 LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such later amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence or that of its agents, employees, invitees or contractors and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, contractors or invitees, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, tire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor.

9.      DAMAGE OR DESTRUCTION.

        9.1 DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits Involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefore. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate as of the date of the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE-UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of negligence or willful misconduct of Lessee. In the event, however, that the damage or destruction was caused by the negligence, or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds for adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. It Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified In Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

        9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

               (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be the equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36 which consent shall not be unreasonably withheld or delayed.

               (b) Deleted.

               (c) Deleted.

               (d) Deleted.

        12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

               (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

               (g) Deleted.

               (h) Deleted.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that unless a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) Deleted.

               (c) Any matter of thing requiring the consent of the sublessor under the sublease shall also require the consent of Lessor herein.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by either party in connection with a Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that either party may include the cost of such services and costs in said notice as due and payable to cure said Default. A "DEFAULT" is defined as a failure by either party to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following receipt or written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information, which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of twenty (20) days following receipt of written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors:
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not within sixty (60) days; provided; however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement given to Lessor by Lessee of any Guarantor of Lessee's obligations hereunder was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination: (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as It becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined In Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after receipt of notice from Lessor that such amount shall be due, then, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKERS FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.3 Deleted

        15.4 Deleted

        15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend, and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 It Lessor desires to finance, refinance. or sell the Premises any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of an other provision hereof.

19. INTEREST ON PAST-Due Obligations. Any monetary payment due Lessor hereunder other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Broker that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to the Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail with postage prepaid or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECTS; CHOICE OF LAW. This lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessee under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address has been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice, the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provision of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance ("NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that, upon written request from Lessor or a Lender or Lessee in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith only if a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to: provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     CONSENTS.

               (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for a Lessor consent pertaining to this Lease for the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

               (b) The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     GUARANTOR.

        37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessor under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

        37.2 It shall constitute a default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.     OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meanings: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 Deleted.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or review this Lease have been validly exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid, or
(iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

               (c) All rights of Lessee under the provision of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period that remain uncured.

40. MULTIPLE BUILDINGS. If the premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees, and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


        IF THIS LEASE HAS BEEN FILED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at Palo Alto                          Executed at Palo Alto
on March 17, 1993                              on March 17, 1993

by LESSOR:                                     by LESSEE:

MV 440, INC.,                                  QUICKTURN SYSTEMS, INC.
-------------------------------                -------------------------------
a California corporation                       a California corporation
-------------------------------                -------------------------------

By:                                            By:
   ----------------------------                   -----------------------------
Name Printed: William J. Hurwick               Name Printed: Dennis Favero

Title:                                         Title:       VP/CFO
      -------------------------                      ---------------------------

NOTICES TO BE SENT TO:                       By:
                                                 -------------------------------

Name Printed: William J. Hurwick/WJH Group   Name Printed:
                                                          ----------------------
Title:   Cornish & Carey Commercial          Title:
                                                   -----------------------------
Address: 400 Hamilton Avenue                 Address:
                                                     ---------------------------
         Palo Alto, CA  94301

Tel. No. (415) 688-8550 Fax No.              Tel. No. (____) ________ Fax. No.
(415) 321-0719 (___)__________

       ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                              DATED MARCH 17, 1993
                   BY AND BETWEEN MV 440, INC. ("LESSOR") AND
          QUICKTURN SYSTEMS, INC. ("LESSEE"), A CALIFORNIA CORPORATION



49. Payment of Direct           As additional rent during the term hereof,
    Expenses:                   Lessee shall pay to Lessor direct expenses
                                ("Direct Expenses") incurred by Lessor in the operation and maintenance of the Premises
                                (including all direct costs of management for the Project, which shall be fixed at $1,000.00 per month for the term of this Lease), real property taxes, insurance premiums, maintenance contracts for the repair and maintenance of the heating, ventilating and air-conditioning system and landscaping.

                                Lessor estimates that Direct Expenses for the Premises (including the costs of management for the Project applicable to the Premises) during the first calendar year of the Lease term hereunder will be the equivalent of $3,878.81 per month. Accordingly, during the first year of the Lease term, Lessee shall pay to Lessor $3,878.81 per month as additional rent attributable to Direct Expenses. At the commencement of each year of the term hereof, Lessor will notify Lessee of the monthly amount to be paid for Direct Expenses for that year. Lessee shall have the right to audit Lessor's books and records with respect to Direct Expenses within thirty (30) days after receipt from Lessor of the new calculation of Direct Expenses. If the audit discloses that an overpayment was required of Lessee, Lessor, as soon as reasonably practical, shall refund the excess amount overpaid by Lessee. If the audit discloses that Lessee has underpaid the Direct Expenses, Lessee shall pay the excess amount owing to Lessor as soon as reasonably practical.

50. Roof and HVAC               Lessor shall be responsible for all roof
    Warranty; Building          maintenance (other than maintenance needed due
    Systems:                    to Lessee's negligence) for the period from May
                                1, 1993 through April 30, 1994. Lessor also shall warrant the HVAC system to be in working order and be responsible for all parts/components replacement for the period from May 1, 1993 through April 30, 1994.
                                Notwithstanding the foregoing, as of the Commencement Date, the Premises shall be in broom-clean condition, and all utilities, HVAC systems, plumbing, electrical (including, without limitation, outlets and light fixtures) and fire and landscape sprinkler systems
                                ("Building Systems") shall be in good working order and repair.



Lessor's                                           Lessee's
Initials:  ____                                    Initials:  _____

                                                                    ATTACHMENT E

                            SECOND ADDENDUM TO LEASE



        THIS SECOND ADDENDUM TO LEASE ("Addendum") is dated for reference purposes only as of March 17, 1993, and is made between MV 440, INC., a California corporation ("Lessor") and QUICKTURN SYSTEMS, INC., a California corporation ("Lessee"), to be a part of that certain Standard Industrial/Commercial Single-Tenant Lease-Net of even date herewith between Lessor and Lessee (herein the Please Form "Lease Form") concerning 17,636 square feet of space (the "Premises") located on the second floor of the two-story building ("Building") located at 440 Clyde Avenue, Mountain View, California.

        1. LESSEE IMPROVEMENTS: The parties acknowledge that, at Lessee's sole cost and expense, Lessee shall construct certain non-structural improvements (the "Lessee Improvements") described in plans and specifications previously approved by Lessor. The Lessee Improvements shall be constructed in accordance with the plans and specifications and in a good and workmanlike manner.

        2. ACCEPTANCE OF PREMISES: Notwithstanding anything to the contrary in the Lease, Lessee's sole acceptance of the Premises or Lessee's submission of a "punch list" to Lessor not later than sixty (60) days after the Commencement Date shall not be deemed a waiver of Lessee's right to have latent defects in the Premises (excluding the Lessee Improvements) repaired at Lessor's sole expense. Lessee shall give notice to Lessor whenever any latent defect (i.e., any defect that could not reasonably have been discovered by Lessee) becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable. Lessor also hereby assigns to Lessee all warranties with respect to the Premises which would reduce Lessee's maintenance obligations hereunder and shall cooperate with Lessee to enforce all such warranties.

        3. COMPLIANCE WITH LAWS: At the Commencement Date, the Premises and the project in which the Premises are located ("Project") shall conform to all underwriter's requirements and all rules, regulations, statutes, ordinances, laws and building codes (collectively "Applicable Laws") applicable thereto, including, without limitation, all Applicable Laws governing Hazardous Materials, as defined in the Lease. Lessee shall not be required to construct or to pay the cost of complying with any underwriters requirements or Applicable Laws requiring construction of improvements in the Premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated solely because of Lessee's particular use of the Premises. Lessor represents and warrants that, to the best of its knowledge, there are no covenants, conditions, restrictions or encumbrances ("CC&R's") affecting the Project.

        4. USE OF PREMISES: If the Premises should become not reasonably suitable for Lessee's use as a consequence of (i) cessation of utilities or other services; (ii) interference with access to the Premises; or (iii) legal restrictions, so long as items (i) through (iii) do not result from the fault of, or are beyond the control of, Lessor and Lessee, or the presence of any Hazardous Material which does not result form Lessee's use, storage or disposal of such Hazardous Material in or about the Premises, and in any of the foregoing cases the interference with Lessee's use of the Premises persists for one hundred twenty (120) continuous days, then Lessee shall be entitled to terminate this Lease.

        5. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Notwithstanding anything to the contrary in the Lease:

               A. If Lessor has not consented to Lessee's request to construct alterations, utility installations, additions and improvements ("Alterations") in the Premises within three (3) business days after the date of Lessee's written request therefor, Lessor shall be deemed to have consented to the Alteration.

               B. Lessor shall have no lien or other interest whatsoever in any item of Lessee's trade fixtures and personal property located in the Premises, and shall execute any document reasonably necessary to waive any lien or interest in Lessee's trade fixtures and personal property located at the Premises.

               C. Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any Alterations from the Premises upon termination of the Lease.

               D. Alterations and Lessee's trade fixtures, furniture, equipment and other personal property installed in the Premises ("Lessee's Property") shall at all times be and remain Lessee's Property, and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage caused by such removal.

        6. EXPENSES: Notwithstanding anything to the contrary in the Lease, in no event shall Lessee have any obligation to perform, to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, experts' fees, costs and expenses (collectively "Costs"):

               A. Losses Caused By Others, Construction Defects and Failure to Build In Compliance With Law: Costs to correct any construction defect in the Premises (other than in the Lessee Improvements) or the Project, or Costs arising out of a failure to construct the Building or common areas in accordance with all Applicable Laws and private restrictions.

               B. Casualties, Condemnations and Insurance Costs: Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain or Costs for insurance coverage not customarily paid by tenants of similar projects in the vicinity of the Premises and/or co-insurance payments.

               C. Capital Leases and Capital Improvements: Lease payments and other Direct Expenses to acquire, install or replace capital machinery and equipment (such as air conditioners, elevators, and the like), and Costs which would properly be capitalized under generally accepted accounting principles and which relate to repairs, alterations, improvements, equipment and tools to the extent that Lessee's share of the total Cost of such capital item exceed (i) the reduction in other expenses payable by Lessee under the Lease which results from the capital repair or installation of the capital item; or (ii) in any year, the annual amortized cost of


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
the item based on its useful life determined in accordance with generally accepted accounting principles.

               D. Structural Repairs: Costs relating to the replacement of the structural elements of the Building and Project.

               E. Reimbursable Expenses: Costs for which Lessor has a right of reimbursement from others or Costs which Lessee pays directly to a third person.

               F. Reserves: Depreciation, amortization or other expense reserves.

               G. Mortgages: Interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases.

               H. Hazardous Materials: Costs incurred to investigate the presence of any Hazardous Materials, Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Project or to remediate any Hazardous Material contamination and any judgments or other Costs incurred in connection with any Hazardous Material exposure or release, except to the extent the Cost is caused by the storage, use or disposal of the Hazardous Material in question by Lessee. (Lessee shall have no liability to Lessor or any of its officers, agents, partners or tenants as a consequence of the presence of Hazardous Materials in or about the Premises that were not used, stored, treated or disposed of in or about the Premises in violation of Applicable Law by Lessee or Lessee's agents, employees or contractors.)

               I. Real Estate Taxes: Taxes, assessments, all other governmental levies, and any increases in the foregoing occasioned by or relating to a voluntary or involuntary change of ownership or other conveyance of the Premises.

        7. SURRENDER: Notwithstanding anything to the contrary in the Lease, Lessee's obligations to surrender the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the commencement of the Lease, except for ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Lessee in or about the Premises), and alterations concerning which Lessor has not reserved the right to require removal, or if it has reserved the right of removal, it does not elect to have Lessee remove from the Premises at the end of the term.

        8. INDEMNITY: Notwithstanding anything to the contrary in the Lease, Lessor shall not be released from, and shall indemnify, defend, protect, and hold harmless Lessee from, all damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Lessor or its employees, agents, contractors or invitees, Lessor's violation of Applicable Law, or a breach of Lessor's obligations or representations under this Lease.

        9. ASSIGNMENT AND SUBLETTING: Lessee may, without Lessor's prior written consent, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, franchisee, division or corporation controlled or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization, or government


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
action; or (iii) a purchaser of substantially all of Lessee's assets located at the Premises, so long as the purchaser, at the time of the purchase, has a net worth substantially the same as that of Lessee as of the date of its execution of the Lease. For the purpose of the Lease, sale of Lessee's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

        10. RULES AND REGULATIONS: Lessor shall not require Lessee's compliance with any rule or regulation applicable to the Premises that unreasonably interferes with Lessee's use of the Premises or materially changes Lessee's rights under the Lease.

        11. DEFAULT AND LATE CHARGE: Notwithstanding anything to the contrary in the Lease, Lessee shall not be deemed to be in default, Lessor shall not be entitled to cure any breach by Lessee under the Lease, nor shall any late charge or interest be imposed, on account of (i) Lessee's failure to pay money to Lessor, unless Lessee's failure to pay continues for five (5) days after Lessee's actual receipt of written notice of delinquency; or (ii) Lessee's failure to perform any covenant of this Lease (other than a covenant to pay money to Lessor), unless Lessee's failure to perform such covenant continues after Lessee's actual receipt of written notice for a period of thirty (30) days or such longer time as may reasonably be required to cure the default. Further, Lessee shall not be in default of this Lease solely because (a) it abandons or vacates the Premises; or (b) as a consequence of the filing of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in the Lease or of Lessee's other assets or the exercise by any third party of any other remedy with respect to Lessee, Lessee's interest in this Lease or Lessee's other assets, unless the petition, receiver, attachment or other remedy is not discharged within sixty (60) days.

        12. LESSOR'S ENTRY: Notwithstanding anything to the contrary in the Lease, Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary, and Lessor and Lessor's agents shall be accompanied at all times by an employee of Lessee.

        13. APPROVALS: Whenever the Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval, consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

        14. REASONABLE EXPENDITURES: Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

        15. OPTION TO EXTEND: Notwithstanding anything to the contrary in the
Lease:




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
               A. Grant of Option: Lessor hereby grants to Lessee one option(s) (the "Option(s)") to extend the term of the Lease, each for an additional term five (5) years, commencing on May 1, 2000, upon the terms and conditions set forth in this Paragraph 15.

               B. Exercise of Option: Lessee shall exercise such option by giving Lessor written notice of its intention not less than twelve (12) months prior to the expiration of the then-existing term of the Lease.

               C. Extended Term Rent: If this Option is exercised, the basic rent for the Premises shall be ninety-five percent (95%) of the then-current fair market monthly rent ("Fair Market Rent") for the Premises as of the commencement date of the applicable extended term, as determined by the agreement of the parties, or, if the parties cannot agree, then the Fair Market Rent shall be determined by three appraisers selected and governed by the Rules of the American Arbitration Association. All other terms and conditions contained in the Lease and this Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term.

               D. Rescission: Notwithstanding anything to the contrary contained in this paragraph, if the basic rent during the Option period is determined by appraisal and if Lessee does not, in its discretion, approve the rental amount established by such appraisal, Lessee may rescind its exercise of the Option not later than six (6) months prior to the last day of the Term by giving Lessor written notice of such election to rescind. If Lessee timely rescinds its exercise of the Option, then Lessee shall pay all costs and expenses of the appraisal.

        16. DAMAGE AND DESTRUCTION OF PREMISES: Notwithstanding anything to the contrary contained in the Lease:

               A. Lessor shall not have the right to terminate the Lease if damage to or destruction of the Premises or the building in which the Premises is located, or both, results from a casualty ordinarily covered by insurance required to be carried by Lessor under the Lease.

               B. In the event of damaged to the Premises which is not required to be covered by insurance, and is not covered by insurance actually carried, Lessor shall not have the right to terminate the Lease (i) if the damage is relatively minor (e.g., repair or restoration would take fewer than sixty (60) days or it would cost less than ten percent (10%) of the replacement cost of the Premises) or (ii) if Lessee agrees to pay the cost of repair in excess of ten percent (10%) of the then replacement cost of the Premises.

               C. If the Premises are damaged by any peril and Lessor does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then as soon as reasonably practicable, Lessor shall furnish Lessee with a written opinion of Lessor's architect or construction consultant as to when the restoration work required of Lessor may be completed. Lessee shall have the option to terminate the Lease in the event any of the following occurs, which option may be exercised by delivery to Lessor of a written notice of election to terminate within thirty (30) days after Lessee receives from Lessor the estimate of the time needed to complete such restoration: (i) the Premises, with reasonable diligence, cannot be fully repaired


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
by Lessor within one hundred twenty (120) days after the damage or destruction; or (ii) if the Premises are damaged by any peril within twelve (12) months of the last day of term, and cannot be substantially restored within sixty (60) days after the date of such damage.

               D. If the Lease is not terminated by Lessor or Lessee as provided herein, Lessor shall restore the Premises and all tenant improvements installed by Lessor to the condition in which they existed immediately prior to the casualty.

        17. TAXES AND ASSESSMENTS: Notwithstanding anything to the contrary contained in the Lease, if any assessments are levied against the Project or Premises, Lessor may elect to either pay the assessment in full or allow the assessment to go to bond and pay it in installments. In either case, however, Lessee shall only be obligated to pay to Lessor with regard to such assessment, a sum equal to that which would have been payable by Lessee with respect to installments of principal and interest which would have become due during the Lease term had Lessor allowed the assessment to go to bond.

        18. LESSEE'S RIGHT TO BRING TAX PROCEEDING: Lessee shall have the right to consent, in good faith, the validity or the amount of any tax or assessment levied against the entire demised premises by such appellate or other proceedings as may be appropriate in the jurisdiction, and may defer payment of such obligation, pay same under protest, or take such steps as Lessee may deem appropriate. Lessor shall cooperate in the institution and prosecution of any such proceedings, including permitting the action to be brought in the name of the Lessor, and will execute any documents required therefor. The expense of such proceedings shall be borne by the Lessee and any refunds or rebates secured shall belong to the Lessee.

        19. LESSOR'S REPRESENTATIONS: To the best of Lessor's knowledge: (i) the Premises and the operations conducted thereon prior to the Commencement Date are in compliance with all Applicable Laws regarding Hazardous Materials; and (ii) handling, transportation, storage, treatment, disposal, release or use of Hazardous Materials that has occurred on or about the Premises or the Project or the soil, groundwater or surface water thereof prior to the Commencement Date have been in compliance with all Applicable Laws. Also to the best of Lessor's knowledge, no litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence or Hazardous Materials on or about the Premises or Project, or the soil, groundwater or surface water thereof, nor has Lessor received any notice of any violation or alleged violation of any Applicable Laws, pending claims or pending investigations with respect to the presence of Hazardous Materials on or about the Premises or Project, or the soil, groundwater or surface water thereof. Lessee, its agents, employees, contractors, officers, directors, shareholders, successors or assigns shall not be responsible for, and Lessor shall indemnify, defend with counsel reasonably acceptable to Lessee and hold Lessee harmless against, (i) any claim, remediation obligation, investigation obligation, liability, cause of action, penalty, attorneys' fee, consultants' cost, expense or damage owing or alleged to be owing with respect to any Hazardous Material present on or about the Premises or the Project, or the soil, groundwater or surface water thereof; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present on or about the Premises or the Project, or the soil, groundwater or surface water thereof with respect to the Premises or the Project and caused by any source, including third parties, other than Lessee, prior


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
the Commencement Date. Lessor's representations under this Paragraph shall survive the termination of the Lease.

        20. RECOGNITION: Lessor hereby represents that as of the date of both parties' execution of the Lease, there is no loan, mortgage, deed of trust or ground lease affecting the Premises or Project other than a first deed of trust in favor of Home Savings & Loan ("Lender"). As a condition to Lessee's obligations under this Lease, Lessor, within a reasonable period of time after the date of execution of this Lease by both parties, but in any event not later than ninety (90) days after that execution date, shall provide Lessee with a recognition and non-disturbance agreement, in form reasonably satisfactory to Lender, Lessor and Lessee, from Lender providing for recognition of Lessee's interests hereunder in the event of a foreclosure of Lender's security interest.


                                       7